                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                       Hartford HLS Series Fund II, Inc.
                      (formerly Fortis Series Fund, Inc.)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                       HARTFORD HLS SERIES FUND II, INC.
                      (FORMERLY FORTIS SERIES FUND, INC.)

                                 P.O. BOX 64387
                         ST. PAUL, MINNESOTA 55164-0387

                       HARTFORD SMALLCAP GROWTH HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                     HARTFORD VALUE OPPORTUNITIES HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                       HARTFORD MULTISECTOR BOND HLS FUND
                       HARTFORD AMERICAN LEADERS HLS FUND
                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                       HARTFORD BLUE CHIP STOCK HLS FUND
                      HARTFORD BLUE CHIP STOCK II HLS FUND
                     HARTFORD INTERNATIONAL STOCK HLS FUND
                    HARTFORD INTERNATIONAL STOCK II HLS FUND
                        HARTFORD MID CAP STOCK HLS FUND
                       HARTFORD SMALL CAP VALUE HLS FUND
                        HARTFORD GLOBAL EQUITY HLS FUND
                       HARTFORD LARGE CAP GROWTH HLS FUND
                       HARTFORD INVESTORS GROWTH HLS FUND


                                                                    June 6, 2002


To Hartford HLS Series Fund II participants:


     You are being asked, as the owner of a variable annuity/insurance product and an indirect participant in one or more funds of Hartford HLS Series Fund II, Inc. (each a "Fund"), to complete the enclosed voting instruction forms for the upcoming special meeting of the Funds' shareholders, to be held on July 16, 2002 at 10:00 a.m., Eastern time, at the offices of HL Investment Advisors, LLC at 200 Hopmeadow Street, Simsbury, Connecticut 06089.



     At the meeting, you will be asked to vote on the election of members of the Board of Directors, and to consider changes to, or the elimination of, fundamental investment policies of the Funds. The "Important Information" following this letter contains summary information, in question-answer format, which you might find helpful. The Board of Directors has reviewed and approved each of the proposals and recommends that you vote FOR each proposal.



     Although the Board of Directors would like very much to have each Fund participant attend the special meeting, it realizes that this is not possible. Whether or not you plan to be present at the meeting, your vote is needed. THERE ARE TWO WAYS TO PROVIDE YOUR VOTING INSTRUCTIONS:



     OVER THE INTERNET -- You can provide your voting instructions over the Internet at the Internet address shown on your voting instruction form(s);

     BY MAIL -- You can provide your voting instructions by mail by completing, signing, dating, and returning the enclosed voting instruction form(s). A postage-paid envelope is enclosed for this purpose.



     If you have questions in connection with these materials, please call us at 1-800-231-5453 if you are a variable insurance policy owner or at 1-800-862-6668 if you are a variable annuity owner.


                                      Very truly yours,

                                      /s/ David M. Znamierowski
                                      David M. Znamierowski
                                      President


OWNERS OF VARIABLE ANNUITY/INSURANCE PRODUCTS ARE URGED TO PROVIDE THEIR VOTING INSTRUCTIONS, SO AS TO BE REPRESENTED AT THE MEETING, OVER THE INTERNET, OR BY SIGNING, DATING, AND RETURNING THE ENCLOSED VOTING INSTRUCTION FORM(S) IN THE ENCLOSED ENVELOPE. IF YOU PROVIDE YOUR VOTING INSTRUCTIONS OVER THE INTERNET, DO NOT RETURN YOUR VOTING INSTRUCTION FORM(S).

                             IMPORTANT INFORMATION


     We encourage you to read the enclosed proxy statement; we thought it would be helpful, however, to provide brief answers to some questions.


Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?


     A. As the owner of a Fortis variable annuity/insurance product, and so an indirect participant in one or more Funds offered by Hartford HLS Series Fund II, Inc., you are being asked to consider two matters. First, you will be asked to consider the election of directors of your Funds. Second, you will be asked to consider changes to, or the elimination of, fundamental investment policies of your Funds. "Fundamental" investment policies are policies that cannot be changed or eliminated without shareholder approval.


Q.  WHO ARE BEING NOMINATED TO SERVE AS DIRECTORS?


     A. There are nine nominees. Three of the nominees currently serve as directors of your Fund. The other six nominees serve as directors for other Hartford-affiliated mutual funds.


Q.  WHY ARE WE PROPOSING TO CHANGE THE FUNDS' FUNDAMENTAL POLICIES?


     A. As is described in more detail in the accompanying proxy statement, most of the changes are being proposed to standardize fundamental policies among funds in the Hartford fund family. Small variations in the wording of similar restrictions among the whole family of Hartford funds makes the task of ensuring compliance with them difficult and inefficient. We are proposing removing one policy that is not required by law to be "fundamental" and bringing those that remain in line, wherever possible, with other fundamental policies in place, or expected to be put in place, for other Hartford funds.


Q.  DO WE EXPECT THE FUNDS' INVESTMENT APPROACHES TO CHANGE AS A RESULT?


     A. No. These changes are being proposed to help streamline the compliance and regulatory processes, not in order to facilitate any expected change in investment strategy or approach by the Funds.


Q.  HAS THE FUNDS' BOARD OF DIRECTORS APPROVED THESE PROPOSALS?

     A. Yes. The Board of Directors has reviewed and approved each of the proposals on which you are being asked to vote. The Board recommends that you vote in favor of each proposal.

Q.  WHEN SHOULD I VOTE?

     A. Please vote as soon as possible. Representatives of Hartford Financial Services Group, Inc. ("The Hartford") may be contacting you to urge you to vote on these important matters.

Q. WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND OF THIS PROXY SOLICITATION?


     A.  The Hartford -- and not your Fund -- is paying all the costs.

                       HARTFORD HLS SERIES FUND II, INC.
                      (FORMERLY FORTIS SERIES FUND, INC.)

                       HARTFORD SMALLCAP GROWTH HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                     HARTFORD VALUE OPPORTUNITIES HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                       HARTFORD MULTISECTOR BOND HLS FUND
                       HARTFORD AMERICAN LEADERS HLS FUND
                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                       HARTFORD BLUE CHIP STOCK HLS FUND
                      HARTFORD BLUE CHIP STOCK II HLS FUND
                     HARTFORD INTERNATIONAL STOCK HLS FUND
                    HARTFORD INTERNATIONAL STOCK II HLS FUND
                        HARTFORD MID CAP STOCK HLS FUND
                       HARTFORD SMALL CAP VALUE HLS FUND
                        HARTFORD GLOBAL EQUITY HLS FUND
                       HARTFORD LARGE CAP GROWTH HLS FUND
                       HARTFORD INVESTORS GROWTH HLS FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


     Hartford HLS Series Fund II, Inc. and the series listed above (each such series a "Fund", and collectively the "Funds") will hold a Special Meeting of Shareholders (the "Meeting") at the offices of HL Investment Advisors, LLC at 200 Hopmeadow Street, Simsbury, Connecticut 06089 on July 16, 2002, at 10:00 a.m., Eastern time, for the following purposes:


          I.  TO ELECT A BOARD OF DIRECTORS.

          II. TO APPROVE PROPOSALS TO ELIMINATE OR REVISE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS. (TO BE CONSIDERED SEPARATELY BY EACH FUND, AS DESCRIBED IN THE ENCLOSED PROXY STATEMENT.)

          III. TO CONSIDER AND ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     The Board of Directors unanimously recommends approval of each item listed on this Notice of Special Meeting of Shareholders.


     Only shareholders of record on May 9, 2002 are entitled to vote at the Meeting and any adjournments of the Meeting. Individuals owning contracts representing shares at the close of business on May 9, 2002 may provide voting instructions on how to vote the shares that are attributable to their variable contracts at the Meeting or any adjournments of the Meeting.



     Each Fund issues and sells its shares to separate accounts ("Separate Accounts") established by Fortis Benefits Insurance Company ("Fortis

Benefits"), First Fortis Life Insurance Company ("First Fortis"), Hartford Life Insurance Company ("Hartford Life Insurance"), or Hartford Life and Annuity Insurance Company ("Hartford Annuity"). The Separate Accounts hold shares which fund benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by Fortis Benefits, First Fortis, Hartford Life Insurance, and Hartford Annuity. As the owners of the assets held in the Separate Accounts, Fortis Benefits, First Fortis, Hartford Life Insurance, and Hartford Annuity are the only shareholders of the Funds and are entitled to vote all of the shares held in the Separate Accounts. However, pursuant to applicable laws, Fortis Benefits, First Fortis, Hartford Life Insurance, and Hartford Annuity vote outstanding shares of the Funds in accordance with instructions received from the owners of the annuity and life insurance contracts.



     Fortis Benefits, First Fortis, Hartford Life Insurance, and Hartford Annuity will vote any shares for which they do not receive a voting instruction form, and any shares which they or their affiliates hold for their own account, in proportionately the same manner as shares for which they have received voting instructions. This notice is being delivered to annuity and life insurance contract owners who, by virtue of their ownership of the contracts, beneficially owned shares of one or more of the Funds as of the record date, so that they may instruct Fortis Benefits, First Fortis, Hartford Life Insurance, and Hartford Annuity how to vote the shares of the Funds underlying their contracts.



June 6, 2002                               By order of the Board of Directors,



                                           MICHAEL J. RADMER

                                           Secretary


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROVIDE YOUR VOTING INSTRUCTIONS OVER THE INTERNET, OR BY SIGNING, DATING, AND RETURNING THE ENCLOSED VOTING INSTRUCTION FORM(S) IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                       HARTFORD HLS SERIES FUND II, INC.
                      (FORMERLY FORTIS SERIES FUND, INC.)

                                 P.O. BOX 64387
                         ST. PAUL, MINNESOTA 55164-0387

                       HARTFORD SMALLCAP GROWTH HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                     HARTFORD VALUE OPPORTUNITIES HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                       HARTFORD MULTISECTOR BOND HLS FUND
                       HARTFORD AMERICAN LEADERS HLS FUND
                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                       HARTFORD BLUE CHIP STOCK HLS FUND
                      HARTFORD BLUE CHIP STOCK II HLS FUND
                     HARTFORD INTERNATIONAL STOCK HLS FUND
                    HARTFORD INTERNATIONAL STOCK II HLS FUND
                        HARTFORD MID CAP STOCK HLS FUND
                       HARTFORD SMALL CAP VALUE HLS FUND
                        HARTFORD GLOBAL EQUITY HLS FUND
                       HARTFORD LARGE CAP GROWTH HLS FUND
                       HARTFORD INVESTORS GROWTH HLS FUND

                                PROXY STATEMENT


     The Board of Directors of Hartford HLS Series Fund II, Inc. (the "Company") is soliciting the enclosed voting instruction form(s) in connection with a special meeting of shareholders (the "Meeting") of the series listed above (the "Funds") to be held at the offices of HL Investment Advisors, LLC ("HL Advisors") at 200 Hopmeadow Street, Simsbury, Connecticut 06089 on July 16, 2002, and any adjournment of the Meeting. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement, and the voting instruction forms were first mailed to contract owners on or about June 6, 2002.



     The shares of each of the Funds are held by separate accounts ("Separate Accounts") established by Fortis Benefits Insurance Company ("Fortis Benefits"), First Fortis Life Insurance Company ("First Fortis"), Hartford Life Insurance Company ("Hartford Life Insurance"), or Hartford Life and Annuity Insurance Company ("Hartford Annuity") for the purpose of funding variable annuity contracts and variable life insurance policies issued by Fortis Benefits, First Fortis, Hartford Life Insurance, or Hartford Annuity. As the owners of the shares held in the Separate Accounts, Fortis Benefits, First Fortis, Hartford Life Insurance, and Hartford Annuity are entitled to vote all of the shares of each Fund held in the Separate Accounts. However, pursuant to applicable laws, Fortis Benefits, First Fortis, Hartford Life Insurance, and Hartford Annuity vote outstanding shares of the Funds in accordance with the voting instructions received from the owners of the annuity and life insurance contracts. This proxy statement is being delivered to annuity and life insurance contract owners who, by virtue of their ownership of the contracts, beneficially owned shares of one or more of the Funds as of the record date, so that they may instruct Fortis Benefits, First Fortis, Hartford Life Insurance, and Hartford Annuity how to vote the shares of the Fund(s) underlying their contracts.



     You have the right to instruct Fortis Benefits, First Fortis, Hartford Life Insurance, or Hartford Annuity on how to vote the shares held under your contract. If you execute and return your voting instruction form(s), but do not provide voting instructions, Fortis Benefits, First Fortis, Hartford Life Insurance, and Hartford Annuity will vote the shares underlying your contract in favor of each proposal. Fortis Benefits, First Fortis, Hartford Life Insurance, and Hartford Annuity will vote any shares for which they do not receive a voting instruction form (or Internet voting instructions), and any shares which they or their affiliates hold for their own account, in proportionately the same manner as shares for which they have received voting instructions.



     If you, by virtue of ownership of annuity or life insurance contracts, beneficially own shares of more than one Fund, you should provide voting instructions for each Fund of which you are a beneficial owner. For example, if you beneficially own shares of Hartford SmallCap Growth HLS Fund and Hartford Growth Opportunities HLS Fund, you should provide your voting instructions over the Internet or by signing, dating, and returning a voting instruction form for each of those Funds. A DIFFERENT VOTING INSTRUCTION FORM IS ENCLOSED FOR EACH FUND IN WHICH YOU ARE A BENEFICIAL OWNER. IF YOU PROVIDE YOUR VOTING INSTRUCTIONS BY MAIL, YOU SHOULD SIGN AND RETURN EACH OF THESE FORMS.



     In order for the Meeting to go forward in respect of any Fund, there must be a quorum. This means that at least a majority of the Fund's shares eligible to vote must be represented at the Meeting either in person or by proxy. Because Fortis Benefits and First Fortis collectively own more than 95% of the outstanding shares of each Fund, their presence at the meeting in person or proxy will meet the quorum requirement.



     In the event a quorum is not obtained or that sufficient votes in favor of the proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, your insurance company may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of voting instructions with respect to any such proposals. In addition, if, in the judgment of your insurance company, subsequent developments make it advisable to defer action on any proposal, your insurance company may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposal as it deems advisable. Provided that there is a quorum, a shareholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment. All proposals receiving a sufficient number of votes for approval prior to any adjournment shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise. Your insurance company will vote in favor of or against, or will abstain with respect to, adjournment as to a proposal the number of shares in the same proportions they are authorized to vote for or against, or to abstain with respect to, that proposal. Any adjournment with respect to a proposal will require a vote in favor of the adjournment by the holders of a majority of the shares represented in person or by proxy at the meeting (or any adjournment of the Meeting) entitled to vote on the proposal. The costs of any additional solicitation of voting instructions and of any adjourned session with regard to a proposal will be borne by the Funds.



     You may revoke your voting instructions as to any proposal up until voting results are announced for that proposal at the Meeting or any adjournment of the Meeting by giving written notice to Fortis Benefits, First Fortis, Hartford Life Insurance, or Hartford Annuity prior to the Meeting (which will be effective upon receipt by that company), by executing and returning to Fortis Benefits, First Fortis, Hartford Life Insurance, or Hartford Annuity a later dated form (which will be effective upon receipt by that company), by attending the Meeting and providing your voting instructions in person, or by providing new voting instructions over the Internet. Your most current Internet voting instructions will be those that are counted at the Meeting. If you need a new voting instruction form, please call the Funds at 1-800-231-5453 if you are a variable insurance policy owner or at 1-800-862-6668 if you are a variable annuity owner, and a new voting instruction form will be sent to you.

     The following table summarizes the voting on the proposals:

                                    TABLE 1


PROPOSAL                                           SHAREHOLDERS ENTITLED TO VOTE
--------                                           -----------------------------
Proposal I   Election of Directors                 Shareholders of Hartford HLS
                                                   Series Fund II, Inc., voting as a
                                                   single class.

Proposal II  A. Proposal to eliminate              Shareholders of each Fund voting
             fundamental policy regarding the      separately by Fund.
             diversification of investments.

             B. Proposal to revise fundamental     Shareholders of each Fund voting
             policy regarding investment           separately by Fund.
             concentrations within a particular
             industry.

             C. Proposal to revise fundamental     Shareholders of each Fund voting
             policy regarding investments in       separately by Fund.
             real estate or interests therein.

             D. Proposal to revise fundamental     Shareholders of each Fund voting
             policy regarding purchases and        separately by Fund.
             sales of commodities and
             commodities contracts.

             E. Proposal to revise fundamental     Shareholders of each Fund voting
             policy regarding the making of        separately by Fund.
             loans to other persons.

             F. Proposal to revise fundamental     Shareholders of each Fund voting
             policy regarding the borrowing of     separately by Fund.
             money and the issuing of senior
             securities.

     Those individuals owning contracts representing shares at the close of business on May 9, 2002 may provide voting instructions for the Meeting or any adjournment of the Meeting. The number of shares outstanding for each Fund on that date is listed on Table 2, below.


                                    TABLE 2


                                                           SHARES
FUND                                                     OUTSTANDING
----                                                     -----------
Hartford SmallCap Growth HLS Fund......................  15,998,041
Hartford Growth Opportunities HLS Fund.................  32,036,372
Hartford Value Opportunities HLS Fund..................   8,843,544
Hartford U.S. Government Securities HLS Fund...........   6,733,827
Hartford Multisector Bond HLS Fund.....................   2,959,053
Hartford American Leaders HLS Fund.....................   1,776,437
Hartford Capital Opportunities HLS Fund................   3,497,365
Hartford Blue Chip Stock HLS Fund......................  13,803,597
Hartford Blue Chip Stock II HLS Fund...................   3,299,606
Hartford International Stock HLS Fund..................   9,872,421
Hartford International Stock II HLS Fund...............   3,737,157
Hartford Mid Cap Stock HLS Fund........................   5,287,510
Hartford Small Cap Value HLS Fund......................   9,123,657
Hartford Global Equity HLS Fund........................   1,601,105
Hartford Large Cap Growth HLS Fund.....................   8,272,671
Hartford Investors Growth HLS Fund.....................   2,793,340



     Separate Accounts of Fortis Benefits and First Fortis collectively owned of record more than 95% of the outstanding shares of each Fund as of the record date. To the knowledge of the Funds, no person beneficially owned 5% or more of the outstanding shares of any of the Funds as of the record date, except that Fortis Benefits owned 23.0%, 17.0%, 37.3%, and 21.3% of the outstanding shares of Hartford American Leaders HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Global Equity HLS Fund, and Hartford Investors Growth HLS Fund, respectively. The address of Fortis Benefits and First Fortis is 500 Bielenberg Drive, Woodbury, Minnesota 55125.



     Each shareholder is entitled to one vote for each share owned on the record date, May 9, 2002. Fractional shares will be voted proportionally. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights.


     HL Advisors is the investment adviser of each Fund. Its address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities

Distribution Company is the principal underwriter for each Fund. Its address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. For information regarding each Fund's sub-adviser, see "Sub-advisers" below, under "III. MISCELLANEOUS".


     COPIES OF THE MOST RECENT ANNUAL REPORTS ISSUED BY THE COMPANY INCLUDING INFORMATION ABOUT EACH FUND MAY BE OBTAINED WITHOUT CHARGE. FOR COPIES, PLEASE CALL THE COMPANY AT 1-800-231-5453 IF YOU ARE A VARIABLE INSURANCE POLICY OWNER OR AT 1-800-862-6668 IF YOU ARE A VARIABLE ANNUITY OWNER, OR WRITE TO THE COMPANY AT HARTFORD HLS SERIES FUND II, INC., P.O. BOX 5085, HARTFORD, CT 06102-5085.



     Please be sure to read the entire Proxy Statement before casting your vote.

                       PROPOSAL I:  ELECTION OF DIRECTORS


     The Board of Directors of the Company has fixed the number of Directors at nine and is recommending that shareholders approve the election of nine nominees for Director. Of these, three currently serve as Directors: David M. Znamierowski, Phillip O. Peterson, and Robert M. Gavin. Each of the other six nominees is currently a Director of other Hartford-affiliated mutual funds. They are Winifred Ellen Coleman, Duane E. Hill, William Atchison O'Neill, Millard Handley Pryor, Jr., John Kelley Springer, and Lowndes Andrew Smith. Each nominee for election has consented to serve as Director if elected.


     The Nominating Committee of the Board of Directors reviewed and approved the nomination of each nominee. The Board of Directors, in turn, approved the nominations and is recommending that shareholders vote in favor of each nominee.


     Biographical data for each of the nominees is set forth below, together with information concerning the current officers of the Company. If elected, each Director will serve until his or her death or resignation or until the next annual meeting, if any, and his or her successor is elected and qualifies. The address of each nominee is: c/o Secretary, Hartford HLS Series Fund II, Inc., 55 Farmington Avenue, Hartford, CT 06105.


NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS


                                                                               NUMBER OF
                                                                              PORTFOLIOS
                                       TERM OF                                  IN FUND         OTHER
                        POSITION     OFFICE* AND                                COMPLEX     DIRECTORSHIPS
NAME, AGE, AND          HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY      HELD BY
ADDRESS                THE COMPANY   TIME SERVED     DURING LAST 5 YEARS        NOMINEE        NOMINEE
--------------         -----------   -----------   -----------------------    -----------   -------------
PHILLIP O.              Director     Since 2000   Mr. Peterson is a mutual        24            N/A
PETERSON.............                             fund industry consultant.
(age 57)                                          He was a Partner of KPMG
                                                  LLP through June 1999.

DR. ROBERT M.           Director     Since 1988   Mr. Gavin is an                 24         Systems &
GAVIN................                             educational consultant.                     Computer
(age 61)                                          Prior to September 1,                      Technology
                                                  2001, he was President of                 Corporation
                                                  Cranbrook Education
                                                  Community and prior to
                                                  July 1996, he was
                                                  President of Macalester
                                                  College, St. Paul, MN.

WINIFRED ELLEN            N/A        New Nominee  Ms. Coleman has served as       48            N/A
COLEMAN..............                             President of Saint Joseph
(age 69)                                          College since 1991 and
                                                  President of Cashel House,
                                                  Ltd. (retail) since 1985.

                                                                               NUMBER OF
                                                                              PORTFOLIOS
                                       TERM OF                                  IN FUND         OTHER
                        POSITION     OFFICE* AND                                COMPLEX     DIRECTORSHIPS
NAME, AGE, AND          HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY      HELD BY
ADDRESS                THE COMPANY   TIME SERVED     DURING LAST 5 YEARS        NOMINEE        NOMINEE
--------------         -----------   -----------   -----------------------    -----------   -------------
DUANE E. HILL........     N/A        New Nominee  Mr. Hill is Partner             48            N/A
(age 56)                                          Emeritus and a founding
                                                  partner of TSG Capital
                                                  Group, a private equity
                                                  investment firm that
                                                  serves as sponsor and lead
                                                  investor in leveraged
                                                  buyouts of middle market
                                                  companies. Mr. Hill is
                                                  also a Partner of TSG
                                                  Ventures L.P., a private
                                                  equity investment company
                                                  that invests primarily in
                                                  minority-owned small
                                                  businesses. Mr. Hill
                                                  currently serves as
                                                  Chairman of the City of
                                                  Stamford, CT Planning
                                                  Board and a director of
                                                  the Stamford Cultural
                                                  Development Corporation.

WILLIAM ATCHISON          N/A        New Nominee  The Honorable William A.        48            N/A
O'NEILL..............                             O'Neill served as Governor
(age 71)                                          of the State of
                                                  Connecticut from 1980
                                                  until 1991. He is
                                                  presently retired.

MILLARD HANDLEY           N/A        New Nominee  Mr. Pryor has served as         48        Mr. Pryor is
PRYOR, JR............                             Managing Director of Pryor                a Director of
(age 68)                                          & Clark Company (real                     Infodata
                                                  estate investment),                       Systems, Inc.
                                                  Hartford, Connecticut,                    (software
                                                  since June, 1992.                         company) and
                                                                                            CompuDyne
                                                                                            Corporation
                                                                                            (security
                                                                                            products and
                                                                                            services).

JOHN KELLEY             N/A          New Nominee  Mr. Springer served as          48        N/A
SPRINGER.............                             Chairman of Medspan, Inc.
(age 70)                                          (health maintenance
                                                  organization) until March
                                                  2002.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS



                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                                       TERM OF                                     IN FUND         OTHER
                         POSITION    OFFICE* AND                                   COMPLEX     DIRECTORSHIPS
                         HELD WITH    LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY      HELD BY
NAME, AGE, AND ADDRESS  THE COMPANY  TIME SERVED       DURING LAST 5 YEARS         NOMINEE        NOMINEE
----------------------  -----------  -----------     -----------------------     -----------   -------------
DAVID M.                President     Since 2001   Mr. Znamierowski currently        71             N/A
ZNAMIEROWSKI**.......   and                        serves as President of HIMCO
(age 41)                Director                   and Senior Vice President,
                                                   Chief Investment Officer,
                                                   and Director of Investment
                                                   Strategy for Hartford Life,
                                                   Inc. ("Hartford Life") Mr.
                                                   Znamierowski is also a
                                                   Managing Member and Senior
                                                   Vice President of Hartford
                                                   Investment Financial
                                                   Services, LLC ("HIFSCO") and
                                                   HL Advisors. In addition,
                                                   Mr. Znamierowski is the
                                                   Group Senior Vice President
                                                   and Chief Investment Officer
                                                   for the Hartford Financial
                                                   Services Group, Inc. ("The
                                                   Hartford").

LOWNDES ANDREW              N/A      New Nominee   Mr. Smith served as Vice          48             N/A
SMITH***.............                              Chairman of The Hartford
(age 62)                                           from February 1997 to
                                                   January 2002, as President
                                                   and Chief Executive Officer
                                                   of Hartford Life from
                                                   February 1997 to January
                                                   2002, and as President and
                                                   Chief Operating Officer of
                                                   the Hartford Life Insurance
                                                   Company from January 1989 to
                                                   January 2002.


---------------


* Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of stockholders, if any, and his or her successor is elected and qualifies. Mr. O'Neill is expected to retire from the Board of Directors in August 2002.



** Mr. Znamierowski is an interested Director due to the positions he holds with HIMCO and affiliates, and because of his holdings of The Hartford's stock.



*** Mr. Smith would be an interested Director due to the position he held with The Hartford until January 2002, and because of his holdings of The Hartford's stock.

OFFICERS


                                                TERM OF
                                POSITION      OFFICE* AND
                               HELD WITH       LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS        THE COMPANY     TIME SERVED             DURING LAST 5 YEARS
----------------------       --------------   -----------           -----------------------
DAVID M. ZNAMIEROWSKI......  President and    Since 2001    See biographical information under
(age 41)                     Director                       "Nominees For Election As Interested
55 Farmington Avenue                                        Directors" above.
Hartford, CT 06105

ROBERT W. BELTZ, JR........  Vice President   Since 1993    Mr. Beltz currently serves as Vice
(age 52)                                                    President, Securities Operations of
500 Bielenberg Drive                                        Hartford Administrative Services Company
Woodbury, MN 55125                                          ("HASCO"). He also has served as
                                                            Assistant Vice President of Hartford
                                                            Life Insurance Company since December
                                                            2001.

KEVIN J. CARR..............  Vice President   Since 2001    Mr. Carr has served as Assistant General
(age 47)                     and Assistant                  Counsel since 1999, Counsel since
55 Farmington Avenue         Secretary                      November 1996 and Associate Counsel
Hartford, CT 06105                                          since November 1995, of The Hartford.

TAMARA L. FAGELY...........  Vice President   Since 1993    Ms. Fagely has served as Vice President
(age 43)                     and Treasurer                  of HASCO since 1998. Prior to 1998, she
500 Bielenberg Drive                                        was Second Vice President of HASCO. She
Woodbury, MN 55125                                          has also served as Assistant Vice
                                                            President of Hartford Life Insurance
                                                            Company since December 2001.

GEORGE RICHARD JAY.........  Vice President   Since 2001    Mr. Jay has served as Secretary and
(age 50)                     and Assistant                  Director, Life and Equity Accounting and
P.O. Box 2999                Treasurer                      Financial Control, of Hartford Life
Hartford, CT 06104-2999                                     Insurance Company since 1987.

STEPHEN T. JOYCE...........  Vice President   Since 2001    Mr. Joyce currently serves as Senior
(age 42)                                                    Vice President and director of
P. O. Box 2999                                              investment products management for
Hartford, CT 06104-2999                                     Hartford Life Insurance Company.
                                                            Previously he served as Vice President
                                                            (1997-1999) and Assistant Vice President
                                                            (1994-1997) of Hartford Life Insurance
                                                            Company.

DAVID N. LEVENSON..........  Vice President   Since 2001    Mr. Levenson serves as Senior Vice
(age 35)                                                    President of Hartford Life Insurance
P.O. Box 2999                                               Company and is responsible for the
Hartford, CT 06104-2999                                     Company's mutual funds line of business
                                                            and its corporate retirement plans line
                                                            of business. Mr. Levenson joined The
                                                            Hartford in 1995. Mr. Levenson is also a
                                                            senior vice president of HIFSCO.

                                                TERM OF
                                POSITION      OFFICE* AND
                               HELD WITH       LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, AGE, AND ADDRESS        THE COMPANY     TIME SERVED             DURING LAST 5 YEARS
----------------------       --------------   -----------           -----------------------
THOMAS MICHAEL MARRA.......  Vice President   Since 2001    Mr. Marra is President and Chief
(age 43)                                                    Operating Officer of Hartford Life. He
P.O. Box 2999                                               is also a member of the Board of
Hartford, CT 06104-2999                                     Directors and a member of the Office of
                                                            the Chairman for The Hartford, the
                                                            parent company of Hartford Life. Named
                                                            President of Hartford Life in 2001 and
                                                            COO in 2000, Mr. Marra served as
                                                            Executive Vice President and Director of
                                                            Hartford Life's Investment Products
                                                            Division from 1998 to 2000. He was head
                                                            of the company's Individual Life and
                                                            Annuities Division from 1994 to 1998
                                                            after being promoted to Senior Vice
                                                            President in 1994 and to Executive Vice
                                                            President in 1996. From 1990 to 1994,
                                                            Mr. Marra was Vice President and
                                                            Director of Individual Annuities. Mr.
                                                            Marra is also a Managing Member and
                                                            Executive Vice President of HIFSCO and
                                                            HL Advisors.

SCOTT R. PLUMMER...........  Vice President   Since 1996    Mr. Plummer has served as Assistant
(age 42)                     and Assistant                  General Counsel for Hartford Life
500 Bielenberg Drive         Secretary                      Insurance Company since April 2001 and
Woodbury, MN 55125                                          has served as Assistant Vice President
                                                            of Hartford Life Insurance Company since
                                                            December 2001. He also serves as Vice
                                                            President, Associate General Counsel,
                                                            and Assistant Secretary of HASCO.

JOHN C. WALTERS............  Vice President   Since 2001    Mr. Walters serves as Executive Vice
(age 39)                                                    President and Director of the Investment
P.O. Box 2999                                               Products Division of Hartford Life
Hartford, CT 06104-2999                                     Insurance Company. Previously Mr.
                                                            Walters was with First Union Securities
                                                            and its predecessor from 1984-2000. Mr.
                                                            Walters is also a Managing Member and
                                                            Executive Vice President of HIFSCO and
                                                            HL Advisors.

MICHAEL J. RADMER..........  Secretary        Since 1978    Mr. Radmer is a Partner at Dorsey &
(age 57)                                                    Whitney LLP, the Company's General
Suite 1500                                                  Counsel.
50 South 6th Street
Minneapolis, MN 55402


---------------


* Each officer serves at the pleasure of the Board of Directors.



     CERTAIN INFORMATION REGARDING DIRECTORS AND OFFICERS. All current Directors and officers of the Company are also directors and officers of Fortis Securities, Inc., a closed-end registered investment company, and The Hartford Mutual Funds II, Inc., an open-end registered investment company. Mr. Znamierowski, as a director and officer, and Messrs. Carr, Jay, Joyce,

Levenson, Marra, and Walters, as officers, serve in these same or similar capacities with 13 other registered investment companies within the Hartford Fund Family (16, in the case of David Znamierowski), which is comprised of those investment companies for which HIFSCO or HL Advisors serves as investment adviser.



     The Company's Charter does not provide for the annual election of directors unless specifically required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law. However, in accordance with the 1940 Act (i) the Company will hold a shareholders' meeting for the election of directors at such time as less than a majority of the directors holding office has been elected by the shareholders and (ii) a vacancy among the directors may be filled by the remaining directors only if, immediately after such vacancy is filled, at least two-thirds of the directors holding office shall have been elected by the shareholders.



     The full Board of Directors met twenty times (including three meetings of just the disinterested Directors) during the fiscal year ended December 31, 2001. During such fiscal year, each incumbent director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of which he was a member that were held while he was serving on the Board of Directors or on such committee. The Board of Directors held an unusually large number of meetings during the Funds' most recent fiscal year because of the acquisition by The Hartford Life and Accident Insurance Company of Fortis Advisers, Inc. and the resulting integration of the Fortis Funds into the Hartford Fund Family. The Board of Directors holds four regularly scheduled meetings each year.



     STANDING COMMITTEES. The Board of Directors of the Company has established an Executive Committee, an Audit Committee, a Nominating Committee, an Investment Review Committee, and a Dividend Declaration Committee. The Executive Committee currently consists of Messrs. David Znamierowski, Allen R. Freedman, and Robb L. Prince, and Mss. Jean L. King and Noel F. Schenker. The Executive Committee met one time during the fiscal year ended December 31, 2001. The functions of the Executive Committee are to, when necessary, act on behalf of the full Board of Directors between Board meetings; to review and evaluate matters relating to Board governance and Board operations, recommending changes when determined to be necessary; on an annual basis, to review contract renewal information provided by fund management, request additional information when needed, and make a recommendation to the full Board on contract renewal; and, for the non-interested directors who are members of the Executive Committee, to serve as members of the Company's Nomination Committee, as further described below.

     The Audit Committee currently consists of Mr. Phillip O. Peterson and Mr. Allen R. Freedman and Dr. Lemma W. Senbet. The Audit Committee met three times during the fiscal year ended December 31, 2001. The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and Directors.



     The non-interested Directors who are members of the Executive Committee (i.e., Messrs. Freedman and Prince, Dr. Gavin, and Mss. King and Schenker) comprise the Nominating Committee of the Board of Directors. The function of the Nominating Committee is to screen and select candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of the Company, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Nominating Committee met one time during the fiscal year ended December 31, 2001.



     The Board of Directors has also established an Investment Review Committee and a Dividend Declaration Committee. The members of the Investment Review Committee are Messrs. Freedman and Santow and Dr. Senbet, and the sole member of the Dividend Declaration Committee is Mr. Znamierowski. The Investment Review Committee met three times during the fiscal year ended December 31, 2001 and the Dividend Declaration Committee acted by written action and did not meet.



     If the nominees to the Board of Directors are elected, the composition of the standing committees of the Board will change.



     INDEPENDENT ACCOUNTANTS. KPMG LLP has been selected as independent accountants for the Funds' current fiscal year. It is not expected that representatives of KPMG LLP will be present at the Meeting. The Board of Directors anticipates that, following the election of the nominees for Director, Ernst & Young LLP will be selected to replace KPMG LLP as independent accountants for the Funds' current fiscal year. Ernst & Young LLP was recently selected to act as independent accountants for 13 other registered investment companies within the Hartford Fund Family.



  Fund-Related Fees



     Audits Fees. For the fiscal year ending December 31, 2001, the approximate aggregate fee paid to KPMG LLP for professional services rendered for the audit of the annual financial statements for the Funds was $220,500.



     All Other Fees. For the fiscal year ending December 31, 2001, KPMG LLP was also paid approximately $49,300 for services rendered to the Funds relating to annual tax preparation.



  Non-Fund Related Fees



     Financial Information Systems Design and Implementation Fees. No fees were paid by the Funds for the most recently completed fiscal year.



     All Other Fees. No additional fees were paid by the Funds for the most recently completed fiscal year.



     HOLDINGS AND REMUNERATION OF DIRECTORS. The following table discloses the dollar range of equity securities beneficially owned by each Director (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Director within the Hartford Fund Family.


                                    TABLE 3


                                                     AGGREGATE DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN ALL
                                                       REGISTERED INVESTMENT
                                  DOLLAR RANGE OF      COMPANIES OVERSEEN BY
                                 EQUITY SECURITIES   DIRECTOR IN THE HARTFORD
NAME OF DIRECTOR                   IN THE FUND*            FUND FAMILY*
----------------                 -----------------   -------------------------
David M. Znamierowski..........  None                $10,001-$50,000
Lowndes Andrew Smith...........  None                Over $100,000
Phillip O. Peterson............  None                None
Robert M. Gavin................  None                $10,001-$50,000
Winifred Ellen Coleman.........  None                Over $100,000
Duane E. Hill..................  None                None
William Atchison O'Neil........  None                $10,001-$50,000
Millard Handley Pryor, Jr......  None                $50,001-$100,000
John Kelley Springer...........  None                Over $100,000


---------------


* The valuation date for purposes of this Table 3 is May 9, 2002.

     The Company does not pay salaries or compensation to any of its officers or Directors who are employed by The Hartford. The chart below sets forth the compensation paid by the Company during its last fiscal year and by the Hartford Fund Family for the year ended December 31, 2001 to the non-interested directors who are nominees for reelection.


                                    TABLE 4


                                                                                    TOTAL
                                            PENSION OR                          COMPENSATION
                           AGGREGATE        RETIREMENT         ESTIMATED      PAID TO DIRECTORS
                          COMPENSATION   BENEFITS ACCRUED   ANNUAL BENEFITS    BY ALL FUNDS IN
                            FROM THE     AS PART OF FUND         UPON           THE HARTFORD
NAME OF PERSON, POSITION     FUNDS           EXPENSES         RETIREMENT        FUND FAMILY*
------------------------  ------------   ----------------   ---------------   -----------------
Dr. Robert M. Gavin,....    $12,850             $0                $0               $46,050
Director
Phillip O. Peterson,....    $12,900             $0                $0               $44,700
Director


---------------

* As of December 31, 2001, three registered investment companies in the Hartford Fund Family paid compensation to the Directors.


     The Company's Charter provides that the Company, to the fullest extent permitted or required by Maryland law and the federal securities laws, shall indemnify the Directors and officers of the Company. The Company's Charter does not protect any Director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence, or reckless disregard of such person's duties.



     During the fiscal year ended December 31, 2001, each Fund paid legal fees and expenses as set forth below to a law firm of which the Company's Secretary is a partner:


                                    TABLE 5




Hartford SmallCap Growth HLS Fund.........................  $ 8,500
Hartford Growth Opportunities HLS Fund....................  $27,050
Hartford Value Opportunities HLS Fund.....................  $ 4,200
Hartford U.S. Government Securities HLS Fund..............  $ 5,700
Hartford Multisector Bond HLS Fund........................  $ 1,000
Hartford American Leaders HLS Fund........................  $   436
Hartford Capital Opportunities HLS Fund...................  $   677
Hartford Blue Chip Stock HLS Fund.........................  $ 8,750
Hartford Blue Chip Stock II HLS Fund......................  $   631
Hartford International Stock HLS Fund.....................  $ 4,250
Hartford International Stock II HLS Fund..................  $   800

Hartford Mid Cap Stock HLS Fund...........................  $ 1,600
Hartford Small Cap Value HLS Fund.........................  $ 3,000
Hartford Global Equity HLS Fund...........................  $   380
Hartford Large Cap Growth HLS Fund........................  $ 3,500
Hartford Investors Growth HLS Fund........................  $ 1,500



     To the knowledge of the Company, as of May 9, 2002, the officers and Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of each Fund.


     RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Directors recommend that the shareholders vote for each nominee. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of Directors. This means that the nine nominees receiving the highest number of "FOR" votes will be elected. Shares of all Funds shall vote as a single class for the Directors. Shareholders have no cumulative voting rights. Abstentions will have no effect on the election of Directors.

                  PROPOSAL II.  ELIMINATION OF OR REVISIONS TO
                        FUNDAMENTAL INVESTMENT POLICIES


     As described in the following proposals, HL Advisors has recommended to the Board of Directors, and the Board of Directors is recommending to shareholders, that certain of the Funds' fundamental investment policies be eliminated or revised. The primary purpose of the proposals is to standardize the fundamental investment policies that apply to the funds in the Hartford Fund Family. The proposed new fundamental policies are the same as the policies that currently apply to, or are expected to be adopted by, many of the other funds in the Hartford Fund Family. No change in the Funds' investment strategies or approaches is expected as a result of the proposed changes to the Funds' fundamental investment policies. The Board of Directors is recommending that shareholders approve each of the proposals.


BACKGROUND


     The 1940 Act requires that mutual funds adopt certain "fundamental" investment policies, which can be changed only by shareholder vote. One of the Funds' current fundamental policies is not required by the 1940 Act to be "fundamental," and the elimination of this policy is being proposed. The rest of the Funds' fundamental investment policies were adopted in order to comply with the requirements of the 1940 Act. However, these policies differ slightly from those adopted by other funds in the Hartford Fund Family.



     The effect of implementing the proposed changes to these policies should be to reduce the compliance burdens of monitoring, and ensuring compliance with, varying sets of fundamental policies -- some differing from each other by only a few words -- across the Hartford Fund Family. The specific proposals, and HL Advisors' reasons for recommending them, are described below.


     If shareholders of a Fund do not approve a proposal, the fundamental investment policy in question will remain in effect for that Fund, and the Board of Directors will determine any further appropriate steps to be taken.

PROPOSALS

     Note: Appendix A to this Proxy Statement sets out the specific fundamental investment policies proposed to be eliminated or revised, and the text of any proposed revision. The descriptions of the proposed elimination and revisions set out below are qualified in their entirety by reference to Appendix A.

  A. ELIMINATION OF FUNDAMENTAL POLICY REGARDING DIVERSIFICATION OF INVESTMENTS.

     Each Fund currently is subject to a fundamental policy requiring that:

        At least 75% of the value of the Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.


     The elimination of this fundamental policy is proposed for administrative purposes only and is not intended to change the investment practices of any Fund. The elimination of the policy will not affect the classification of any Fund as a "diversified" investment company under Section 5(b)(1) of the 1940 Act.



     In order to be classified a "diversified" investment company under Section 5(b)(1) of the 1940 Act, an investment company must limit the amount of an issuer's voting securities it holds in accordance with that Section. Each Fund has adopted, as a fundamental policy, a restriction based on the current language of Section 5(b)(1). Although the 1940 Act requires that a fund be classified as either a diversified or a non-diversified fund, it does not require that the diversification requirements be adopted as a fundamental policy. A change in classification as a diversified fund would require approval of a majority the outstanding shares of the Fund.



     The elimination of this policy will allow a Fund to remain a diversified investment company despite any future amendments or changes to the definition of "diversified" under Section 5(b)(1), without having to seek shareholder approval. In addition, this change is intended to reduce administrative burdens by eliminating a fundamental policy that is not required and is not expected to apply to other funds in the Hartford Fund Family.



  B. REVISION TO FUNDAMENTAL POLICY REGARDING INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR INDUSTRY.


     Each Fund is subject to a fundamental policy providing that the Fund will not concentrate its investments in a particular industry, as that term is used in the 1940 Act. The fundamental policy makes clear that this limitation does not apply to investments in government securities. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to the concentration of investments will be amended and restated as follows:


        The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.



     The 1940 Act requires that a Fund state its position regarding concentration in any industry. While the 1940 Act does not define what constitutes "concentration," the staff of the Securities and Exchange Commission takes the position that investment of more than 25% of a Fund's assets in an industry constitutes concentration. It is the position of the SEC staff that, if a Fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry.



     The proposed fundamental policy is substantially similar to the current policy and is proposed to standardize the fundamental policies of the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy will not alter the Fund's investment practices.



     A Fund that concentrates its investments in a particular industry or industries could be exposed to greater risk to the extent that the particular industry or industries in which it concentrates experience adverse changes, and it may be more volatile than one whose investments are more broadly distributed among industries.


  C. REVISION TO FUNDAMENTAL POLICY REGARDING INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.


     Each Fund has a fundamental investment restriction prohibiting it from purchasing or selling real estate, but allowing investments in securities backed by real estate or securities issued by companies that deal in real estate. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding investments in real estate and interests therein will be amended and restated as follows:


        The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.


     The proposed fundamental policy is substantially similar to the current policy and is proposed to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy will not alter the Fund's investment practices.



     To the extent a Fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of the real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the cost of obtaining financing, which may result in a decrease in the value of such investments. In addition, in order to enforce its rights in the event of a default of these securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase a Fund's operating expenses and adversely affect a Fund's net asset value. Moreover, direct investments in real estate as well as certain real estate-related investments are considered "illiquid" and are subject to the risks associated with illiquid assets. These risks include the possibility that a Fund may be unable to dispose of the asset at a time when it may be advantageous to do so and that the asset may be worth less than the price at which a Fund values it for the purpose of determining net asset value.


  D. REVISION TO FUNDAMENTAL POLICY REGARDING PURCHASES AND SALES OF COMMODITIES AND COMMODITIES CONTRACTS.


     Each Fund is subject to a fundamental policy providing that the Fund will not purchase physical commodities or contracts relating to physical commodities. If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to investments in physical commodities or contracts relating to physical commodities will be amended and restated to read as follows:



        The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.



     The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family. If adopted by the shareholders of a Fund, this policy will not alter the Fund's investment practices.



     The 1940 Act requires that a Fund state as a fundamental investment policy the extent to which it may engage in the purchase and sale of commodities. At the time the 1940 Act was enacted, the term "commodities" was understood to refer principally to physical commodities such as agricultural products, precious and base metals, oil and gas, and the like. In recent years, however, a variety of new financial contracts and instruments, such as interest rate, currency, and stock index futures contracts, have been created which may be considered to be "commodities" for regulatory purposes.

     The use by a Fund of financial futures contracts and other financial instruments entails certain risks, including the risk that the Fund's investment adviser may be unable to forecast market and currency exchange rate movements correctly. Should markets or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the financial instruments or may realize losses and thus be in a worse position than if such financial instruments had not been used. In addition, the imperfect correlation between movements in the prices or values of financial instruments and movements in the price of any securities or currencies hedged using such instruments or used for cover may result in unanticipated losses. A Fund's ability to dispose of or close out its positions in financial instruments will depend on the availability of liquid markets in such instruments. The Fund may be unable to dispose of a financial instrument, or otherwise to close out its position in a financial instrument, at a time or price its adviser considers desirable, and so may be unable to realize a gain on such a financial instrument or limit a loss on such a financial instrument at a desired time or price.



     A number of the Funds are currently subject to non-fundamental investment policies limiting their ability to enter into futures contracts and related options. For example, Value Opportunities HLS Fund, Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, and International Stock HLS Fund may not enter into any options, futures, or forward contract transactions if the amount of premiums paid for all options, initial margin deposits on all futures contracts and options on futures contracts, and collateral deposited with respect to forward contracts would exceed 5% of the total assets of the Fund. Value Opportunities HLS Fund, Growth Opportunities HLS Fund, and SmallCap Growth HLS Fund may not enter into such options, futures, or forward contracts if the Fund's assets covering, subject to, or committed to these transactions would exceed 20% of the total assets of the Fund. (These restrictions do not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis.) In addition, the Large Cap Growth HLS Fund is generally prohibited from purchasing or selling options on stock index futures contracts and may not purchase or sell a stock index futures contract if, immediately thereafter, more than 30% of the Fund's total assets would be hedged by stock index futures contracts. Although these policies may be changed or eliminated by the Board of Directors without shareholder approval, the Board of Directors has no current intention of doing so. In addition, the Funds' investment adviser has no current intention of proposing any such change to those non-fundamental investment restrictions of the Funds.

  E. REVISION TO FUNDAMENTAL POLICY REGARDING THE MAKING OF LOANS TO OTHER PERSONS.

     Each Fund has a fundamental investment restriction prohibiting it from making loans, except as permitted under the 1940 Act. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding loans will be amended and restated as follows:


        The Fund will not make loans, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.



     The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies among the Hartford Fund Family and to maximize the flexibility of a Fund to respond to regulatory changes. If adopted by the shareholders of a Fund, this policy will not alter the Fund's investment practices or lending activities. Under current positions of the SEC staff, no Fund may lend securities with a value of greater than 33 1/3% of the value of the Fund's assets.



     When a Fund makes a loan, it takes the risk that the person or entity to which it makes the loan will be unable or unwilling to repay the loan. Any such failure to repay a loan or any delay in repaying a loan would likely result in a loss to the Fund. When a Fund lends its portfolio securities to another party, the Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral and involve some risk to the Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, the Fund may encounter a delay in recovery of or even a loss of rights in the collateral.



  F. REVISION TO FUNDAMENTAL POLICY REGARDING THE BORROWING OF MONEY AND THE ISSUING OF SENIOR SECURITIES.


     Each Fund has a fundamental investment restriction prohibiting it from borrowing money and issuing senior securities, except as permitted under the 1940 Act. If shareholders of a Fund approve this proposal, the Fund's fundamental policy regarding borrowing money and issuing senior securities will be amended and restated as follows:


        The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

     The proposed fundamental policy is substantially similar to the current policy and is proposed to standardize the fundamental policies among the Hartford Fund Family and to maximize the flexibility of a Fund to respond to regulatory changes. If adopted by the shareholders of a Fund, this policy will not alter the Fund's investment practices.



     The proposed policy, like the existing policies, would permit a Fund to borrow money for the purpose of investing in additional securities. This practice, known as "leverage," would increase a Fund's market exposure and its risk. When a Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The Fund would also incur interest expense on borrowed money. The extent to which a Fund borrows money and the amount it may borrow depends, in part, on market conditions and interest rates. Successful use of leverage would depend on the investment adviser's ability to predict market movements correctly.



     RECOMMENDED SHAREHOLDER ACTION AND REQUIRED VOTE. The Directors recommend that the shareholders vote for each proposed revision to or elimination of, as applicable, the Funds' fundamental investment policies (proposals
II.A. -- II.F.). Approval by a Fund of any of the foregoing proposals requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Abstentions will have the effect of negative votes on each matter set out in this Proposal II. Approval by the shareholders of any individual Fund of any of the individual items of this Proposal II will be effective regardless of the outcome of shareholder voting for that Fund in connection with Proposal I or any of the other items of this Proposal II.


                               III. MISCELLANEOUS


     Quorum. The presence, either in person or by proxy, of shareholders owning a majority of shares of all Funds entitled to vote at the Meeting shall constitute a quorum. As to any matter to be considered separately by a Fund, the presence, either in person or by proxy, of shareholders owning a majority of the shares of that Fund entitled to vote at the Meeting shall constitute a quorum with respect to that matter.



     Solicitation of proxies. In addition to the solicitation of voting instructions by mail, the Board of Directors of the Company and employees of HL Advisors or its affiliates may solicit voting instructions in person or by telephone.

     Other business. The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters arise, the entities named on the voting instruction form will vote upon these matters according to their best judgment.



     Tabulation of votes. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Company to act as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.



     Date for receipt of shareholders' proposals for subsequent meetings of shareholders. The Company's Charter does not provide for annual meetings of shareholders, and the Company does not currently intend to hold such a meeting in 2002. Shareholder proposals for inclusion in the Company's proxy statement for any subsequent meeting must be received by the Company a reasonable period of time prior to any such meeting.


     Sub-advisers.  The Funds have various sub-advisers, as listed below:

     U.S. Government Securities HLS Fund. The Hartford Investment Management Company ("HIMCO") is the investment sub-adviser to the U.S. Government Securities HLS Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

     Multisector Bond HLS Fund and Blue Chip Stock II HLS Fund. AIM Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas, 77046, is the sub-adviser to the Multisector Bond HLS Fund and the Blue Chip Stock II HLS Fund. AIM has acted as an investment adviser since its organization in 1986.

     American Leaders HLS Fund. Federated Investment Management Company ("Federated"), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, is the sub-adviser to the American Leaders HLS Fund. Federated is a subsidiary of Federated Investors, Inc. Federated Investors, Inc. was established in 1955.

     Value Opportunities HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund. Wellington Management, a Massachusetts limited liability partnership, is the sub-adviser to the Value Opportunities HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund.

Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

     Capital Opportunities HLS Fund, Global Equity HLS Fund and Investors Growth HLS Fund. Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the sub-adviser of Capital Opportunities HLS Fund, Global Equity HLS Fund and Investors Growth HLS Fund. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust.

     Blue Chip Stock HLS Fund. T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the Blue Chip Stock HLS Fund. T. Rowe Price was founded in 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.

     International Stock HLS Fund. Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, is the sub-adviser of the International Stock HLS Fund. Lazard is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company.

     International Stock II HLS Fund. T. Rowe Price International, Inc. ("Price International"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the International Stock II HLS Fund. Price International, previously known as Rowe Price-Fleming International, Inc., was incorporated in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited ("Fleming").
T. Rowe Price acquired Fleming's joint venture interest in August 2000, and now Price International is a wholly-owned subsidiary of T. Rowe Price.

     Mid Cap Stock HLS Fund. The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the sub-adviser to the Mid Cap Stock HLS Fund. Founded in 1947, Dreyfus manages one of the nation's leading mutual fund complexes. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

     Small Cap Value HLS Fund. Berger LLC ("Berger"), 210 University Boulevard, Denver, Colorado 80206, the sub-adviser of the Small Cap Value HLS Fund, has entered into an agreement with Perkins, Wolf, McDonnell &

Company (the "Manager") under which Berger will pay the Manager a fee to provide the day-to-day investment management for the fund.

     Large Cap Growth HLS Fund. Alliance Capital Management L.P. ("Alliance Capital"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is the sub-adviser of the Large Cap Growth HLS Fund. Alliance Capital's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by Alliance Capital comprising 105 separate investment portfolios currently have over 5 million shareholders.


June 6, 2002

                                   APPENDIX A

     The following table outlines the proposed changes in the fundamental policies for each Fund, stating the current policy and the proposed revised policy.




PROPOSAL                         CURRENT POLICY                   REVISED POLICY
--------                         --------------                   --------------
II.A. Proposal to eliminate      "At least 75% of the value of    The current policy will be
      fundamental policy         the Fund's total assets will     eliminated.
      regarding                  be represented by cash and
      diversification            cash items (including
                                 receivables), Government
                                 securities, securities of
                                 other investment companies,
                                 and other securities for the
                                 purposes of this calculation
                                 limited in respect of any one
                                 issuer to an amount not
                                 greater in value than 5% of
                                 the value of the total assets
                                 of the Fund and to not more
                                 than 10% of the outstanding
                                 voting securities of such
                                 issuer."

II.B. Proposal to revise         Each Fund will not               Each Fund will not "purchase
      fundamental policy         "concentrate its investments     the securities of any issuer
      regarding investment       in a particular industry, as     (other than securities issued
      concentrations within a    that term is used in the         or guaranteed by the U.S.
      particular industry        Investment Company Act of        government or any of its
                                 1940, as amended, and as         agencies or instrumentalities)
                                 interpreted or modified from     if, as a result, more than 25%
                                 time to time by any regulatory   of the Fund's total assets
                                 authority having jurisdiction.   would be invested in the
                                 For purposes of this             securities of companies whose
                                 limitation, the U.S.             principal business activities
                                 Government, and state or         are in the same industry."
                                 municipal governments and
                                 their political subdivisions
                                 are not considered members of
                                 any industry."

II.C. Proposal to revise         Each Fund will not "purchase     Each Fund will not "purchase
      fundamental policy         or sell real estate unless       or sell real estate unless
      regarding investments in   acquired as a result of          acquired as a result of
      real estate and            ownership of securities or       ownership of securities or
      interests therein          other instruments, but this      other instruments, although it
                                 shall not prevent the Fund       may purchase securities
                                 from investing in securities     secured by real estate or
                                 or other instruments backed by   interests therein, or
                                 real estate or interests         securities issued by companies
                                 therein or in securities of      which invest in real estate or
                                 companies that deal in real      interests therein."
                                 estate or mortgages."

PROPOSAL                         CURRENT POLICY                   REVISED POLICY
--------                         --------------                   --------------
II.D. Proposal to revise         Each Fund will not "purchase     Each Fund will not "purchase
      fundamental policy         physical commodities or          or sell commodities or
      regarding purchases and    contracts relating to physical   commodities contracts, except
      sales of commodities and   commodities."                    that the Fund may purchase or
      commodities contracts                                       sell financial futures
                                                                  contracts, options on
                                                                  financial futures contracts
                                                                  and futures contracts, forward
                                                                  contracts, and options with
                                                                  respect to foreign currencies,
                                                                  and may enter into swap
                                                                  transactions or other
                                                                  financial transactions of any
                                                                  kind."

II.E. Proposal to revise         Each Fund will not "make loans   Each Fund will not "make
      fundamental policy         except as permitted under the    loans, except to the extent
      regarding the making of    Investment Company Act of        consistent with the Investment
      loans                      1940, as amended, and as         Company Act of 1940, as
                                 interpreted or modified from     amended, and the rules and
                                 time to time by any regulatory   regulations thereunder, or as
                                 authority having                 may otherwise be permitted
                                 jurisdiction."                   from time to time by
                                                                  regulatory authority."

II.F. Proposal to revise         Each Fund will not "borrow       Each Fund will not "borrow
      fundamental policy         money or issue senior            money or issue any class of
      regarding the borrowing    securities, except as            senior securities, except to
      of money and the issuing   permitted under the Investment   the extent consistent with the
      of senior securities       Company Act of 1940, as          Investment Company Act of
                                 amended, and as interpreted or   1940, as amended, and the
                                 modified from time to time by    rules and regulations
                                 any regulatory authority         thereunder, or as may
                                 having jurisdiction."            otherwise be permitted from
                                                                  time to time by regulatory
                                                                  authority."

                                                                      VOTING ON THE INTERNET
HARTFORD HLS SERIES FUND II, INC.                  * Read the Proxy Statement and have this card at hand
P. O. BOX 9123                                     * Log on to WWW.PROXYWEB.COM
HINGHAM MA 02043-9123                              * Enter your CONTROL NUMBER and follow the on-screen instructions
                                                   * If you vote on the Internet, do not return this paper ballot

                                                         THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                                                                  FORTIS BENEFITS INSURANCE COMPANY,
                                                                 FIRST FORTIS LIFE INSURANCE COMPANY,
***  CONTROL NUMBER: 999 999 999 999 99  ***                     HARTFORD LIFE INSURANCE COMPANY AND
                                                                   AFFILIATED INSURANCE COMPANIES,
                                                    AND THE BOARD OF DIRECTORS OF HARTFORD HLS SERIES FUND II, INC.

HARTFORD HLS SERIES FUND II, INC.                           VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
[NAME OF FUND]                                                                             TO BE HELD JULY 16, 2002

The undersigned is the owner of a variable annuity or variable insurance contract issued by Fortis Benefits Insurance
Company, First Fortis Life Insurance Company, Hartford Life Insurance Company, or an affiliate of Hartford Life
Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of the fund named above (the
"Fund") represented by the number of votes attributable to the undersigned's variable annuity or variable insurance contract as of May 9, 2002 at a Special Meeting of Shareholders to be held at the offices of HL Investment Advisors,
LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by your execution of these voting instructions.

                                                                 Date _____________________

                                                  Mark, sign, date and return these voting instructions in the addressed envelope - no postage required.

                                                 --------------------------------------------------------------
                                                 |                                                            |
                                                 |                                                            |
                                                 |                                                            |
                                                 --------------------------------------------------------------
                                                 Contract owner(s) sign here
                                                 Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.


                                                                                                            HLS II

                                                                          ---
Please fill in box(es) as shown using black or blue ink or number 2      | X |
Pencil. PLEASE DO NOT USE FINE POINT PENS.                                ---

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN ITS DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this instruction form and return it in the envelope provided.

PLEASE REFER TO YOUR PROXY STATEMENT FOR A COMPLETE DISCUSSION OF THE PROPOSALS APPLICABLE TO EACH FUND.

                                                                                      FOR       WITHHOLD     FOR ALL
                                                                                      ALL         ALL        EXCEPT *

I.   To elect the following nominees to the Board of Directors:

     (01) Winifred Ellen Coleman, (02) Dr. Robert M. Gavin, (03) Duane E. Hill,        [ ]         [ ]          [ ] 1.
     (04) William Atchison O'Neill, (05) Phillip O. Peterson,
     (06) Millard Handley Pryor, Jr., (07) Lowndes Andrew Smith,
     (08) John Kelley Springer and (09) David M. Znamierowski

     * TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE BOX
       "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

     ------------------------------------------------------------------------

                                                                                       FOR      AGAINST      ABSTAIN

II. To approve proposals to eliminate or revise certain fundamental investment policies of the Funds.

    A.  Proposal to eliminate fundamental policy regarding the diversification
        of investments.                                                                [ ]         [ ]          [ ] A.

    B.  Proposal to revise fundamental policy regarding investment concentrations
        within a particular industry.                                                  [ ]         [ ]          [ ] B.

    C.  Proposal to revise fundamental policy regarding investments in real estate
        or interests therein.                                                          [ ]         [ ]          [ ] C.

    D.  Proposal to revise fundamental policy regarding purchases and sales of
        commodities and commodities contracts.                                         [ ]         [ ]          [ ] D.

    E.  Proposal to revise fundamental policy regarding the making of loans to
        other persons.                                                                 [ ]         [ ]          [ ] E.

    F.  Proposal to revise fundamental policy regarding the borrowing of money and
        the issuing of senior securities.                                              [ ]         [ ]          [ ] F.

                                                                                                             HLS II

                                     [LOGO]
                        The Hartford Financial Services

                          INTERNET PROXY VOTING SERVICE
                             VOTING INSTRUCTION FORM
                        HARTFORD HLS SERIES FUND II, INC.
                                 [NAME OF FUND]

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY, HARTFORD LIFE INSURANCE COMPANY AND AFFILIATED INSURANCE COMPANIES, AND THE BOARD OF DIRECTORS OF HARTFORD HLS SERIES FUND II, INC.

VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 16, 2002

I am the owner of a variable annuity or variable insurance contract issued by Fortis Benefits Insurance Company, First Fortis Life Insurance Company, Hartford Life Insurance Company, or an affiliate of Hartford Life Insurance Company (the issuer of such contract being referred to herein as the "Issuer"). By submitting these voting instructions, I hereby instruct the Issuer to represent and vote, as designated below, the number of shares of the fund named above (the "Fund") represented by the number of votes attributable to my variable annuity or variable insurance contract as of May 9, 2002 at a Special Meting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, 06089 on July 16, 2002 at 10:00 a.m., Eastern time, and at any adjournment thereof.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement is acknowledged by my submission of these voting instructions.

These voting instructions will be voted as instructed on the matters set forth below. IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. IN ITS DISCRETION, THE ISSUER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. If a nominee for Director is unable to serve or will not serve, the Issuer may vote all of the shares represented hereby for the election of a substitute nominee.

When using `For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

PROPOSAL 1.         TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF     [ ]  FOR ALL
                    DIRECTORS:
                    (01) WINIFRED ELLEN COLEMAN,                        [ ]  WITHHOLD ALL
                    (02) DR. ROBERT M. GAVIN,
                    (03) DUANE E. HILL,                                 [ ]  FOR ALL EXCEPT:
                    (04) WILLIAM ATCHISON O'NEILL,
                    (05) PHILLIP O. PETERSON,
                    (06) MILLARD HANDLEY PRYOR, JR.,
                    (07) LOWNDES ANDREW SMITH,
                    (08) JOHN KELLEY SPRINGER AND
                    (09) DAVID M. ZNAMIEROWSKI
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2.         TO APPROVE PROPOSALS TO ELIMINATE OR REVISE
                    CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE
                    FUNDS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2A.        PROPOSAL TO ELIMINATE FUNDAMENTAL POLICY            [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    REGARDING THE DIVERSIFICATION OF INVESTMENTS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2B.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    INVESTMENT CONCENTRATIONS WITHIN A PARTICULAR
                    INDUSTRY.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2C.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    INVESTMENTS IN REAL ESTATE OR INTERESTS THEREIN.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2D.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    PURCHASES AND SALES OF COMMODITIES AND
                    COMMODITIES CONTRACTS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2E.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    THE MAKING OF LOANS TO OTHER PERSONS.
-------------------------------------------------------------------------------------------------------------------------
PROPOSAL 2F.        PROPOSAL TO REVISE FUNDAMENTAL POLICY REGARDING     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN
                    THE BORROWING OF MONEY AND THE ISSUING OF SENIOR
                    SECURITIES.
-------------------------------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for a discussion of each of these matters.


   To receive an optional email confirmation, enter your email address here:

                        ---------------------------------

      PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE SUBMITTING YOUR VOTING INSTRUCTIONS. IF YOU SUBMIT INSTRUCTIONS MORE THAN ONCE FOR THE SAME FUND, ONLY
         YOUR LAST (MOST RECENT) INSTRUCTIONS WILL BE CONSIDERED VALID.

              Press this button to [Submit] your Voting Instruction

                        HARTFORD HLS SERIES FUND II, INC.
        SUPPLEMENT TO PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 16, 2002

The number "6,733,827" appearing next to "Hartford U.S. Government Securities HLS Fund" in Table 2 on page 5 is hereby replaced with the number "16,733,827".

June 6, 2002